UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 26, 2008

LEGACY COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-125907	87-0579824
(Commission File Number)	(IRS Employer Identification No.)

210 North 1000 East St. George, UT	84770
(Address of Principal Executive Offices)	(Zip Code)

(435) 628-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Messrs. Lavon Randall and Jeffrey B. Bate resigned as directors and Mr. R. Michael Bull resigned as the Company’s Chief Accounting officer, effective as of June 26, 2008.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company amended the Company’s Bylaws to delete the section stating that stockholders may take action in the absence of a meeting by unanimous written consent.  Under Nevada Revised Statute, §78.320, in the absence of the deleted section, the stockholders of the Company may take action by written consent of a majority of the outstanding shares entitled to vote on each such matter.

Item 9.  Exhibits.

The following documents are filed as Exhibits to this Report.

Exhibit	Description

3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY COMMUNICATIONS CORPORATION (Registrant)

Date: July 9, 2008	By:	/s/ E. Morgan Skinner, Jr.
	Name:	E. Morgan Skinner, Jr.
	Title:	President and CEO

1

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to Bylaws

 2